SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   June 28, 2006

CNH WHOLESALE RECEIVABLES LLC

CNH Wholesale Master Note Trust

CNH Capital America LLC

(Exact Name of Issuing Entity, Depositor and Sponsor as Specified in Charter)

Delaware Delaware	333-107999 333-107999-01	20-0214383 (CNH Wholesale Receivables LLC) 20-0685128 (CNH Wholesale Master Note Trust)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois		60045
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 735-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On June 28, 2006, CNH Wholesale Master Note Trust (the “Issuer”), CNH Wholesale Receivables LLC (the “Transferor”) and CNH Capital America LLC (“CNHCA”), as servicer, entered into the First Amendment to Transfer and Servicing Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.1, pursuant to which the Issuer, the Transferor and CNHCA amended certain provisions of the Transfer and Servicing Agreement dated as of September 1, 2003, among the Issuer, the Transferor and CNHCA.

On June 28, 2006, CNHCA and New Holland Credit Company, LLC (“NH Credit”) entered into the First Amendment to Subservicing Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2, pursuant to which CNHCA and NH Credit amended certain provisions of the Subservicing Agreement dated as of June 29, 2005, between CNHCA and NH Credit.

On June 28, 2006, the Issuer, CNHCA, as administrator, and JPMorgan Chase Bank, N.A., as indenture trustee (the “Indenture Trustee”), entered into, and the Transferor and The Bank of New York, as owner trustee, acknowledged and consented to, the First Amendment to Administration Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.3, pursuant to which the Issuer, CNHCA and the Indenture Trustee amended certain provisions of the Administration Agreement dated as of September 1, 2003, among the Issuer, CNHCA and the Indenture Trustee.

Item 9.01.   Financial Statements and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Not applicable

(d)   Exhibits

Exhibit No.	Document Description
4.1	First Amendment to Transfer and Servicing Agreement, dated as of June 28, 2006, among CNH Wholesale Master Note Trust, CNH Wholesale Receivables LLC and CNH Capital America LLC.

4.2	First Amendment to Subservicing Agreement, dated as of June 28, 2006, between CNH Capital America LLC and New Holland Credit Company, LLC.

4.3	First Amendment to Administration Agreement, dated as of June 28, 2006, among CNH Wholesale Master Note Trust, CNH Capital America LLC and JPMorgan Chase Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH WHOLESALE RECEIVABLES LLC, as
depositor

Dated: June 30, 2006	By:	/s/ Brian O’Keane
Brian O’Keane
Treasurer

INDEX TO EXHIBITS

Exhibit No.	Document Description
4.1	First Amendment to Transfer and Servicing Agreement, dated as of June 28, 2006, among CNH Wholesale Master Note Trust, CNH Wholesale Receivables LLC and CNH Capital America LLC.

4.2	First Amendment to Subservicing Agreement, dated as of June 28, 2006, between CNH Capital America LLC and New Holland Credit Company, LLC.

4.3	First Amendment to Administration Agreement, dated as of June 28, 2006, among CNH Wholesale Master Note Trust, CNH Capital America LLC and JPMorgan Chase Bank, N.A.